UNITED STATES
	    SECURITIES AND EXCHANGE COMMISSION
    	              Washington, D.C.  20549


                 	   FORM 8-K


           	        CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 29, 2001

          	BIDDER COMMUNICATIONS, INC.
   -----------------------------------------------------
   (Exact name of registrant as specified in its charter)


    NEVADA	       0-32129		88-0471842
 --------------     ---------------   -----------------
 (State or other   (Commission File    (IRS Employer
 jurisdiction of        Number)      Identification No.)



     5308 WEST PLANO PARKWAY, PLANO, TEXAS  75093
     --------------------------------------------
	(Address of principal executive offices)


Registrant's telephone number, including area code: (972) 808-0100


   418-119 W. PENDER STREET, VANCOUVER, B.C., CANADA V6B 1S5
   ---------------------------------------------------------
(Former name or former address, if changed since last report)













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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

	On August 29, 2001, the Board of Directors and the shareholders of the registrant voted to acquire Southern States Gas Gathering, LLC, ("SSGG") a Louisiana Limited Liability Company whose business is the proposed operation of a 65-mile gas gathering system in Louisiana.
After careful consideration, registrant's Board of Directors and shareholders representing 68% of the authorized, issued and outstanding common stock determined that the transaction described in the Purchase and Sale Agreement (Exhibit 99(a) to this Form 8-K) are in the best interests of the stockholders of registrant.

	Under the terms of the Purchase and Sale Agreement, 3,827,621 shares of the authorized stock of Registrant, as well as $150,000 in cash, were exchanged for 100% of the membership interest in SSGG. The 3,827,621 shares represent 37.6% of the current authorized, issued and outstanding shares of registrant. In addition, the Board of Directors appointed Willard McAndrew III and Roger Wurtele as directors, and Willard McAndrew III as Chairman of the Board of Directors, until the next annual shareholders meeting. The closing of the acquisition occurred on September 7, 2001.

	As previously reported, on or about May 5, 2001 Messrs. Jon H. Suk and James Y. S. Suk resigned all of their positions with the registrant and surrendered their shares for cancellation on or about August 29, 2001.

	As of September 7, 2001, the current officers and directors of registrant are:

	Willard McAndrew III	Chairman
	Roy Brown			President and Director
	Ron Pearlman		Secretary and Director
	Roger Wurtele		Director

Biographical information with respect to Messrs. McAndrew and Wurtele will be filed in a future report.


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

	On September 7, 2001, registrant acquired 100% of the member interest (equity ownership) of SSGG. The assets acquired by registrant from SSGG include a 65 mile gas gathering system within the Caddo Pine Island field in Northwest Louisiana. As part of this acquisition, registrant also acquired from Trailblazer Production Company, L.C. ("Trailblazer) Globalsat Technology data. This is a sophisticated analysis tool to select locations for drilling oil/gas wells. The SSGG gathering system is located in an area where ongoing drilling activity is occurring and the Board of Directors of registrant believes leases can be obtained to pursue drilling locations using Globalsat data.

	Trailblazer transferred the Globalsat data for the gathering system area and associated drilling and development opportunities to registrant in exchange for an option to acquire up to 25% of the SSGG member interest. The option may be exercised during the first sixty days he second year of future SSGG operations. The option price shall be three times SSGG net cash flow for the first year of operations after the closing of the Purchase and Sale Agreement.

	Trailblazer is also the holder of a six percent (6%) royalty based on SSGG gross income.

Trailblazer agreed, as part of the acquisition that:

1.	No royalty accrues or is payable on gross income received by SSGG during the first 90 days operation following start up of the gathering system.

2.	If, in any month, payment of the royalty would result in negative cash flow such payment is deferred for later payment when cash flows are adequate.

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3.	Registrant was granted the option to acquire the six percent royalty of Trailblazer in the event an acceptable offer is made by an unrelated party to either acquire 100% of the gathering system from registrant, or if the opportunity for a complete buyout of registrant becomes available, and the presence of the outside royalty would prevent registrant from taking advantage of such opportunity. The option price shall be five times the 6% royalty computed for the immediately preceding twelve months.

                  FORWARD-LOOKING STATEMENTS

         Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential
Growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", " potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

       	As previously reported, on or about May 5, 2001 Messrs.
Jon H. Suk and James Y. S. Suk resigned all of their positions with the registrant and surrendered their shares for cancellation on or about August 29, 2001.

      Neither of these resignations were because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements
--------------------
Financial statements showing the assets of SSGG will be included in a future filing.


Exhibits
--------
The following exhibits are filed with this Form 8-K:

 EXHIBIT NUMBER	 	DESCRIPTION OF EXHIBIT

      99(a)			    Purchase and Sale Agreement as executed on
                  September 7, 2001

      99(b)			    Statement of Consent to Action by Shareholders
                  of Bidder Communication, Inc.


                        SIGNATURES
                        ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BIDDER COMMUNICATIONS, INC.

Date: September 11, 2001      By: /s/ Willard G. McAndrew III,
				      Chairman


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                        EXHIBIT 99(a)

                 PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT, effective this 7th day of September, 2001 is made by and between Bidder Communications, Inc. ("BIDC"), a publicly held Nevada corporation with its principal office in Hollywood, Florida and Trailblazer Production Company, L.C. ("TB"), a Texas limited liability company and Willard G. McAndrew III as attorney-in-fact for William L. Fowler, Individual and Owner/Agent of record for Mees Pierson (Isle of Man) Limited Nominee Account #20004277 ("McAndrew").

                          RECITALS

A. BIDC is a company whose primary business is the development and distribution of Internet auction activities.

B. TB is a company whose primary business is the investment and development of energy industry projects.

C. McAndrew represents the entire member interest and ownership in Southern States Gas Gathering, LLC (SSGG), a Louisiana Limited
Liability Company whose proposed business is the operation of a 65-mile gas gathering system which is currently inactive.

D. BIDC, TB and McAndrew have been considering the prospects and advantages of BIDC's acquisition of 100% of the member interest in SSGG.

E.	This Purchase and Sale Agreement for the purchase of the entire member interest in, and ownership of, SSGG from McAndrew, is to memoralize the understanding of the parties hereto.

	Now, therefore, in consideration of the mutual promises and covenants herein, the parties agree as follows:

                            Article I
                        Purchase and Sale

B.	BIDC shall buy and McAndrew shall sell 100% of the member
interest in SSGG in exchange for consideration as follows:

1.	$150,000.00 cash due at closing.

2.	3,827,621 shares of  BIDC common stock.


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C.	BIDC acknowledges that TB is the holder of a six percent (6%)
royalty based on SSGG gross income. TB agrees as follows with respect to the royalty:

1.	No royalty accrues or is payable on gross income received by
SSGG during the first 90 days operation following start up of the gathering system.

2. If, in any month, payment of the royalty would result in negative cash flow such payment is deferred for later payment when cash flows are adequate.

3.	BIDC is granted the option to acquire the six percent royalty in the event an acceptable offer is made by an unrelated party to either acquire 100% of the gathering system from BIDC, or if the opportunity for a complete buyout of BIDC becomes available, and the presence of the outside royalty would prevent BIDC from taking advantage of such opportunity. The option price shall be five times the 6% royalty computed for the immediately preceding twelve months.

D. TB is the holder of Globalsat Technology data. "Globalsat" is a sophisticated analysis tool to select locations for drilling oil/gas wells. The SSGG gathering system is located in an area where ongoing drilling activity is occurring and TB believes leases can be obtained to pursue drilling locations using Globalsat data.

TB agrees to transfer Globalsat data for the gathering system area and associated drilling and development opportunities to BIDC in exchange for an option to acquire up to 25% of the SSGG member interest. The option may be exercised during the first sixty days of the second year of future SSGG operations. The option price shall be three times SSGG net cash flow for the first year of operations after the closing of this Purchase and Sale Agreement.

                             ARTICLE II
                              CLOSING

A.	Closing shall occur on September 7, 2001 or such later date as the parties, acting pursuant to Article VI, Section (e) of this Purchase and Sale Agreement shall determine, but in no event later than September 30, 2001.

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B.	At closing, the following shall occur:

a. McAndrew shall deliver a certificate of 100% member interest
b. in SSGG endorsed for transfer.

b.	TB shall deliver Globalsat data to BIDC.

c.	BIDC shall wire $150,000.00 to TB for cash due at closing.

d.	BIDC shall issue share certificates to TB for a total of
3,827,621 shares of BIDC common stock.

e.	BIDC Board of Directors will appoint additional interim
directors to serve until the next annual shareholders meeting as follows:

	Willard G. McAndrew III, Chairman
	Roger N. Wurtele

f.	BIDC shall present replacement bank resolutions and signature cards allowing the signatures of Roy Brown, Willard G. McAndrew III and Roger N. Wurtele and further to require two signatures, one of which must be the signature of Roy Brown, for withdrawal.

g.	Time is of the essence in this transaction.

                      Article III
             Representations and Warranties

Representations and Warranties:

a.	Authority.  Each of the parties represents that their respective signatories to this Purchase and Sale Agreement have the authority to sign for and represent the companies and entities for which they are signing.

b.	Documentation.  Each of the parties represents and warrants
that the documents, written representations, and financial information and all other memoranda and data previously provided to each of the other parties are true and correct to the best of their knowledge and belief.

c. Confidentiality and Non-Competition Agreements. Each of the parties to this Purchase and Sale Agreement shall sign and execute

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confidentiality and non-competition agreements which shall protect the respective technologies and business strategies of each of the other parties from interference and infringement in the event this Purchase and Sale Agreement does not close, and from competition from any of the affiliated companies, individuals or entities or employees or agents and representatives of the parties in the event such persons terminate their relationship with any of the parties to this Purchase and Sale Agreement. Notwithstanding this protective covenant among the parties, any of the parties may waive this non-competition covenant as to persons employed or hired by it with respect to its own technologies and strategies only.

d.	Representations and Warranties of BIDC.

1)	Shares to be issued and transferred at time of closing will be duly authorized, fully paid and non-assessable, and will contain a restrictive legend in compliance with Section 4(1) of the Securities
Act of 1933 and Rule 144 promulgated thereunder.
2)	BIDC makes no representations or warranties regarding the market or other trading value of its shares at the time of closing of this Purchase and Sale Agreement.
3)	BIDC represents to the best of its knowledge and belief that is it in good standing with the NASDAQ Over The Counter Bulletin Board and with the Securities and Exchange Commission at the time of closing of this Purchase and Sale Agreement.

e.     Representations and Warranties of TB.

1) TB represents that it has obtained all necessary approvals and authority from the members and owners of TB to enter into this Purchase and Sale Agreement.

f.	 Representations and Warranties of McAndrew

1) McAndrew represents that he has obtained all necessary approvals and authority from the members and owners of SSGG to enter into this
Purchase and Sale Agreement.

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                         Article IV
                Hold Harmless and Indemnity

Hold Harmless and Indemnity

	Each of the parties and their principals agree to hold one
another, as well as their   employees, officers, directors, managing
members, members, shareholders, control persons, agents, representatives, affiliates, accountants, attorneys (in fact or in law), subsidiaries and investors free and harmless from any and all claims, damages, injury or loss resulting from, or asserted by, any other party or its employees, officers, directors, members, shareholders, control persons, agents, representatives, affiliates, accountants, attorneys (in fact or in law), subsidiaries and investors arising from the negotiation, approval, execution and closing of this Purchase and Sale Agreement.

This Article IV shall only apply if such party or its respective employees, officers, directors, members, shareholders, control persons, agents, representatives, affiliates, accountants, attorneys
(in fact or in law), subsidiaries or investors against whom such claims are asserted, acted in good faith and in a manner it reasonably believed to be in the best interest of the parties. With respect to a derivative action in which the party or its respective employees, officers, directors, members, shareholders, control persons, agents, representatives, affiliates, accountants, attorneys (in fact or in law), subsidiaries or investors is judged liable, this Article IV shall apply only by a court order.

Insofar as indemnification or holding harmless for liabilities arising under the Securities Act of 1933, may be permitted to a party or its employees, officers, directors, members, shareholders, control persons, agents, representatives, affiliates, accountants, attorneys (in fact or in law), subsidiaries or investors pursuant to the foregoing provisions or otherwise, in the opinion of the Securities and Exchange Commission, such indemnification or holding harmless is against public policy, as expressed in said Act and is, therefore, unenforceable. In the event any claim is made for indemnification or the holding harmless of any person for liabilities arising under the Securities Act of 1933, such claim will be submitted to a court of appropriate jurisdiction.
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                            Article V
                             Notices

Notices

	All notices shall be sent by certified mail, postage prepaid and addressed to the following:

		To:	Bidder Communications, Inc.
			Attn:	Roy Brown
			5920 Johnson Street, Suite #101
			Hollywood, Florida 33021

			To:	Trailblazer Production Company, LC
			Attn:	Willard G. McAndrew III
			5308 W. Plano Parkway
			Plano, TX 75093

To:	Willard G. McAndrew III as attorney-in-fact for William L.
Fowler, Individual and Owner/Agent of record for Mees Pierson
(Isle of Man) Limited Nominee Account #20004277

		Attn:	Willard G. McAndrew III
			5308 W. Plano Parkway
			Plano, TX 75093


                           Article VI
                       General Provisions

General Provisions

a. Legal. This Purchase and Sale Agreement shall be governed and constructed in accordance with the laws and regulations of the State of Texas. Each party shall by responsible for paying for all legal fees incurred by it in conjunction with this Purchase and Sale Agreement.

b.	Modifications.  This Purchase and Sale Agreement represents the entire agreement between the parties with respect to the subject matter covered, and supercedes all prior agreements. This Purchase and Sale Agreement can only be modified by an agreement in writing signed by all parties hereto.

c.    Headings.  The headings as shown in this Purchase and Sale
Agreement are made for reference purpose only, and shall not be interpreted to have any particular meaning or consequence.

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d.	Assignments.  This Purchase and Sale Agreement and any rights hereunder are not assignable by any party to any other persons or entities.

e.	Term.   The term of this Purchase and Sale Agreement shall
continue to September 30, 2001. If closing is not achieved by this date, this Purchase and Sale Agreement shall terminate and be of no further effect. If this Purchase and Sale Agreement is terminated, the return of all documents provided by any of the parties to any other party may be requested.

f.	Counterparts.  This Purchase and Sale Agreement can be executed in counterparts, and each counterpart shall be deemed an original and part of this Purchase and Sale Agreement, and together they shall constitute one and the same Purchase and Sale Agreement. A faxed signature of the original signature shall be sufficient evidence of execution and intent to be bound by this Purchase and Sale Agreement until the original, signed copy is provided.

g. No Other Representations. Each party agrees that no other representations have been made or promised to induce any other party to enter into this Purchase and Sale Agreement, other than as stated herein. Each party has had an opportunity to consult with its attorney concerning all aspects of this Purchase and Sale Agreement.

IN WITNESS WHEROF, the parties have executed this Purchase and Sale Agreement on September 7, 2001:

                           BIDDER COMMUNICATIONS, INC.:
                           By: /s/ Roy Brown, President

                           TRAILBLAZER PRODUCTION COMPANY, LC
                           By: /s/ Willard G. McAndrew III, President
                           And Managing Member of Trailblazer
                           Production Company, LC

WILLARD G. MCANDREW III AS ATTORNEY-IN-FACT FOR WILLIAM L. FOWLER, INDIVIDUAL AND OWNER/AGENT OF RECORD FOR MEES PIERSON (ISLE OF MAN) LIMITED NOMINEE ACCOUNT #2000427


BY: /s/ Willage G. McAndrew III, as attorney-in-fact for William L. Fowler, Individual and Owner/Agent of record for Mees Pierson (Isle of Man)
Limited Nominee Account #20004277

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EXHIBIT 99(b)

                 STATEMENT OF CONSENT TO ACTION
                        BY SHAREHOLDERS
                              OF
       BIDDER COMMUNICATIONS, INC., A Nevada Corporation

     The undersigned, holding a majority of the shares of capital stock of BIDDER COMMUNICATIONS, INC., ("BIDC") a Nevada corporation, pursuant to NRS 78.320, do consent to and take the following action in lieu of holding a meeting of shareholders of the corporation, to have the same effect as action taken at a duly called meeting of shareholders at which all shares were present and voting:

     RESOLVED, that the President of the corporation is directed to sign and file with the United States Securities and Exchange Commission, as well as with the NASDAQ OTCBB, such forms as are deemed necessary by counsel providing for the acquisition of Southern States Gas
Gathering, LLC, a Louisiana Limited Liability Company and to go forward with the acquisition of SSGG.

	   Acquisition of Southern States Gas Gathering, LLC.

 	The Board of Directors and the shareholders of BIDC have determined to acquire Southern States Gas Gathering, LLC, ("SSGG") a Louisiana Limited Liability Company whose business is the proposed operation of a 65-mile gas gathering system in Louisiana. After careful consideration, BIDC's Board of Directors has determined that the transactions contemplated by the Draft Purchase and Sale Agreement are in the best interests of the stockholders of BIDC.

	Under the terms of the Draft Purchase and Sale Agreement, up to __________ shares of the authorized stock of BIDC, as well as up to $150,000 in cash, will be exchanged for 100% of the membership interest in SSGG. In addition, the Board of Directors will appoint Willard McAndrew III and Roger Wurtele as directors, and Willard McAndrew III as Chairman of the Board of Directors, until the next annual shareholders meeting. The closing of the acquisition is subject to certain conditions, including satisfactory completion of due diligence and execution of a definitive purchase and sale agreement.

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          IN WITNESS WHEREOF the undersigned, the holder of a majority of the shares entitled to vote, of the Company, has executed this STATEMENT OF CONSENT TO ACTION BY SHAREHOLDERS on this 29th day of August, 2001.




Number of Shares Owned : __________       Signature:_________________________
Country of Residence:______________





















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